UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                Current Report Pursuant To Section 13 Or 15(d) Of
                      The Securities Exchange Act Of 1934


                        Date Of Report: November 7, 2001
                        (Date Of Earliest Event Reported)


                           MONTEREY BAY BANCORP, INC.
             (Exact Name Of Registrant As Specified In Its Charter)


            DELAWARE                                        77-0381362
(State Or Other Jurisdiction Of                  (I.R.S. Employer Identification
 Incorporation Or Organization)                              Number)



                         Commission File Number: 0-24802


              567 Auto Center Drive, Watsonville, California 95076
               (Address Of Principal Executive Offices)(Zip Code)


                                (831) 768 - 4800
              (Registrant's Telephone Number, Including Area Code)


                             WWW.MONTEREYBAYBANK.COM
                          (Registrant's Internet Site)


                            INFO@MONTEREYBAYBANK.COM
                     (Registrant's Electronic Mail Address)


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

Item 5.           Other Events

         On November 7, 2001, Monterey Bay Bancorp, Inc. ("Registrant" and "Company") issued a press release that announced the conclusion and results of the binding arbitration process conducted to address claims by the former President and Chief Operating Officer regarding payments due under his employment contracts.


Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

         The following Exhibits are filed as part of this Report:

                   99.1     Press Release dated November 7, 2001.


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




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      Monterey Bay Bancorp, Inc.
                                                                    (Registrant)




Date:             November 7, 2001          By:      /s/ C. Edward Holden
                                                     --------------------
                                                     C. Edward Holden
                                                     Chief Executive Officer
                                                     President
                                                     Vice Chairman Of The Board
                                                     Of Directors



Date:             November 7, 2001          By:      /s/ Mark R. Andino
                                                     ------------------
                                                     Mark R. Andino
                                                     Chief Financial Officer
                                                     Treasurer
                                                     (Principal Financial &
                                                     Accounting Officer)


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




                                  EXHIBIT INDEX


Exhibit Number                      Exhibit
--------------                      -------

Exhibit 99.1                        Press Release Dated November 7, 2001



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